Exhibit 10.45


                               AMENDMENT AGREEMENT


         THIS AMENDMENT AGREEMENT ("Agreement") is entered into as of the 16th day of May, 1997 by and between GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership (collectively, the "Borrowers"), TREBOR of TN, INC., a Tennessee corporation, SYDOOG, INC., a Delaware corporation, GOFAMCLO, INC., a Delaware corporation (collectively, the "Guarantors"), those several lenders who are or become parties to the Credit Agreement (as hereinafter defined) (collectively, the "Lenders" and, individually, a "Lender"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association with offices in Knoxville, Tennessee, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement dated May 25, 1995 between Goody's Family Clothing, Inc., the Administrative Agent and the Lenders, as amended and restated by that certain Amended and Restated Credit Agreement dated as of October 31, 1996 between Borrowers, Lenders and the Administrative Agent (collectively, the "Credit Agreement"), Lenders have committed to make loans to Borrowers in the principal amount of $100,000,000 (the "Loans") pursuant to the terms and provisions thereof;

         WHEREAS, pursuant to the Credit Agreement, each Borrower delivered a promissory note dated October 31, 1996 to each Lender (collectively, the "Notes") in the amount of such Lender's Commitment (as defined in the Credit Agreement);

         WHEREAS, the parties wish to increase the amount of the Commitments, revise and modify certain obligations of the parties specified in the Credit Agreement, and extend the Termination Date of the Credit Agreement from May 31, 1998 until May 31, 1999; and

         WHEREAS, all terms capitalized herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

     1. Termination Date. The definition of Termination Date in the Credit Agreement is hereby amended in its entirety to state as follows:
                           "Termination Date"  shall mean May 31, 1999.

                  All indebtedness of the Borrowers incurred under the Credit Agreement shall be due and payable as of the Termination Date set forth above.

     2. Commitments. Section 2.1.1 is hereby amended to increase the aggregate amount of the Commitments from $100,000,000 to $120,000,000. The Commitment and Percentage of each Lender as set forth on the signature pages to the Credit Agreement are hereby amended to be as follows:
           Lender                             Commitment           Percentage

   First Tennessee Bank                        $24,000,000             20.00%
   National Association

   First American                              $18,000,000             15.00%
   National Bank

   AmSouth Bank of                             $21,000,000             17.50%
   Alabama

   Southtrust Bank of                          $21,000,000             17.50%
   Alabama, N.A.

   First Union National                        $21,000,000             17.50%
   Bank of Tennessee

   Wachovia Bank of                            $15,000,000             12.50%
   Georgia, N.A.

     3. Commitment Fee; Interest and Fee Margins. The following amendments are made to the provisions of Sections 2.11.1, 2.13.1 and 2.13.2 of the Credit
Agreement:

a. Commitment Fees. Section 2.11.1 is hereby amended to change the per annum fee for each Lender's agreement to participate in the Facilities from twenty one-hundredths of one percent (0.20%) to fifteen one-hundredths of one percent (0.15%).

b. Applicable LIBOR Margin. Section 2.13.1 is hereby amended to change the Applicable LIBOR Margin from one percent (1.0%) to seventy-five one-hundredths of one percent (.75%).

c. Applicable Commercial Letter of Credit Fee Percentage.
Section 2.13.2 is hereby amended to change the Applicable Commercial Letter of Credit Fee Percentage from ninety one-hundredths of one percent (.90%) to seventy one-hundredths of one percent (.70%).

     4. Financial Covenants. Sections 10.1.1, 10.1.2, 10.1.3 and 10.1.4 of the Credit Agreement are hereby amended to state as follows:

10.1.1 Current Ratio. Permit on a consolidated basis in accordance with GAAP the Current Ratio as of the end of any Fiscal Quarter to be less than 1.05 to 1.00 or permit the Current Ratio as of the end of any Fiscal Year to be less than
1.15 to 1.00.

10.1.2. Debt to Worth Ratio. Permit on a consolidated basis in accordance with GAAP the ratio of Total Liabilities of the Borrowers and Guarantors to Shareholders Equity of the Borrowers and Guarantors as of the end of any Fiscal Year to exceed 1.25 to 1.00.

10.1.3. Shareholders Equity. Permit on a consolidated basis in accordance with GAAP the Shareholders Equity of Borrowers and Guarantors in the aggregate (a) to be less than $123,500,000 as of February 1, 1997, (b) to be less than $136,000,000 as of January 31, 1998, or (c) to be less than $150,000,000 as of
January 30, 1999.

10.1.4. Capital Expenditures. Permit Capital Expenditures made by Borrowers and Guarantors in the aggregate to exceed (a) $35,500,000 in the aggregate during the Fiscal Year ending February 3, 1996 and the Fiscal Year ending February 1, 1997, (b) $27,500,000 for the Fiscal Year ending January 31, 1998, and (c) $32,500,000 for the Fiscal Year ending January 30, 1999.

     5. Investments. Section 9.4 of the Credit Agreement is hereby amended to add the following as Subsection (f):

                  (f) Any action whereby GFC (a) purchases, redeems, retires or otherwise acquires for value any of its capital stock or any warrants, options or other rights in respect of its capital stock now or hereafter outstanding, or (b) segregates or sets apart assets for a sinking or analogous fund for the purchase, redemption, retirement or other acquisition of any shares of its capital stock or any warrants, options or other rights in respect of its capital stock now or hereafter outstanding.

     6. Dividends. Section 9.6 of the Credit Agreement is hereby amended in its entirety to provide as follows:

                  9.6 Restricted Payments. Declare, pay or make any dividends (other than stock dividends) or other distributions with respect to, or any other payment on account of, the capital stock or any warrants, options or other rights in respect of the capital stock (or partnership interests, as the case may
                  be) of such Borrowers or Guarantors now or hereafter outstanding unless such dividend, distribution or payment is made to GFC provided, however, that so long as no Default or Event of Default exists or would result therefrom, GFC may pay dividends or make other distributions to its shareholders in any Fiscal Year not in excess of twenty percent (20%) of the Net Income of GFC for the prior Fiscal Year as reflected on GFC's audited financial statements for the prior Fiscal Year.

     7. Change in Control. Section 11.1.15 of the Credit Agreement is hereby amended in its entirety to provide as follows:

                  11.1.15 Change in Control. An event or series of events by which (a) Robert M. Goodfriend fails to hold either the position of Chairman of the Board of Directors of GFC or the position of Chief Executive Officer of GFC, (b) the Borrowers (other than GFC) and Guarantors cease to be direct or indirect wholly-owned subsidiaries of GFC, or (c) any of Borrowers or Guarantors consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its assets to any Person, or any corporation consolidates with or merges into any of Borrowers or Guarantors pursuant to a transaction in which the outstanding securities of such Borrower or Guarantor entitled to vote in the election of directors are changed into or exchanged for cash, securities or other property, other than mergers or consolidations between two or more Borrowers and/or Guarantors, or a transaction between the Borrowers, Guarantors and any Subsidiary of the Borrowers or Guarantors provided, however, that such transaction does not violate Sections 9.3 and 9.7, and provided, further, that any merger, consolidation or transaction allowed under this Section 11.1.15 does not result in the termination of GFC's corporate existence.

         8. New Notes. The Borrowers shall deliver to each Lender an Amended and Restated Promissory Note substantially in the form attached to the Credit Agreement as Exhibit 2.8 (the "New Notes") reflecting the amount of each such Lender's Commitment as set forth above. Upon the execution and delivery of the New Notes to the above listed Lenders, those Lenders shall return their original Notes to the Borrowers marked "canceled".

     9. Continuing Effect of Documents. Except as expressly modified by or provided for in this Agreement, the terms and provisions of the Credit Agreement and all other documents relating to the Loans shall remain in full force and effect as originally executed.

     10. Representations and Warranties. The representations and warranties of the Borrowers and Guarantors in the Credit Agreement are true and correct on and as of the date hereof as though made on this date.

     11. No Default. As of the date hereof, each Borrower and Guarantor is in full compliance with all of the terms and provisions set forth in the Credit Agreement as amended hereby, including without limitation the covenants and agreements set forth in Articles 8, 9 and 10 of the Credit Agreement, and all of the instruments and documents executed in connection therewith, and no Event of Default, as defined in Article 11 of the Credit Agreement, nor any event which, upon notice, lapse of time or both, would constitute an Event of Default, has occurred or is continuing.

     12. Completeness and Modification. This Agreement constitutes the entire agreement between the parties hereto as to the transactions contemplated hereby and supersedes all prior discussions, understandings or agreements between the parties hereto.

     13. No Novation. Except as set forth herein, this Agreement does not constitute a discharge or novation of any promissory note existing prior to this Agreement or any other documents executed in connection with the Loans, and such documents shall continue in full force and effect and shall be fully binding upon all parties hereto.

     14. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     15.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                           BORROWERS:

                                           GOODY'S FAMILY CLOTHING, INC.

                                           By:    /s/ Harry M. Call
                                           Title:    President

                                           GOODY'S MS, L.P.

                     By: TREBOR of TN, Inc., General Partner


                                           By:    /s/ Harry M. Call
                                           Title:    President


                                           GOODY'S IN, L.P.

                     By: TREBOR of TN, Inc., General Partner


                                           By:    /s/ Harry M. Call
                                           Title:    President

                                           GUARANTORS:

                      SYDOOG, INC., a Delaware corporation


                                           By:    /s/ Francis B. Jacobs
                                           Title:    President


                     GOFAMCLO, INC., a Delaware corporation


                                           By:    /s/ Francis B. Jacobs
                                           Title:    President


                      TREBOR OF TN, INC., a Tennessee corporation


                                           By:    /s/ Harry M. Call
                                           Title:    President

                        [LENDERS' SIGNATURE PAGES FOLLOW]

          [Lender's Signature Page to Amendment Agreement dated May 16, 1997]



                                 FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender and as Administrative Agent


                                           By:    /s/ James H. Atchley
                                           Title:    Vice President


                         Address: First Tennessee Bank National Association Corporate Lending Group
                                   Plaza Tower
                                   800 S. Gay Street
                                   Knoxville, Tennessee  37929
                                   Attn:  James H. Atchley
                                   Telecopy No. 423-971-2883

           [Lender's Signature Page to Amendment Agreement dated May 16, 1997]



                    FIRST AMERICAN NATIONAL BANK, as a Lender


                                           By:    /s/ Eric V. Schwarzentraub
                                           Title:    SVP


                      Address: 505 S. Gay Street, Mezzanine
                           Knoxville, Tennessee 37902
                          Attn: Eric V. Schwarzentraub
                            Telecopy No. 615-521-5352

          [Lender's Signature Page to Amendment Agreement dated May 16, 1997]



                      AMSOUTH BANK OF ALABAMA, as a Lender


                                           By:    /s/ Donald M. Sinclair
                                           Title:    Vice President


                                Address: 1900 5th Avenue North, 7th floor
                                         Birmingham, Alabama  35203
                                         Attn: Donald M. Sinclair
                                         Telecopy No. 205-583-4436

          [Lender's Signature Page to Amendment Agreement dated May 16, 1997]


                              SOUTHTRUST BANK OF ALABAMA, N.A., as a Lender



                                         By:    /s/ James T. Chester, III
                                         Title:    AVP


                         Address: 420 North 20th Street
                            Birmingham, Alabama 35203
                           Attn: James T. Chester, III
                            Telecopy No. 205-254-8270

         [Lender's Signature Page to Amendment Agreement dated May 16, 1997]



                     FIRST UNION NATIONAL BANK OF TENNESSEE,
                                           as a Lender


                                           By:    /s/ Timothy B. Fouts
                                           Title:    SVP


                        Address: 150 Fourth Avenue North
                                 First Union Tower, 2nd Floor
                                 Nashville, Tennessee  37219
                                 Attn: Timothy B. Fouts
                                 Telecopy No. 615-251-0894

            [Lender's Signature Page to Amendment Agreement dated May 16, 1997]


                            WACHOVIA BANK OF GEORGIA, N.A., as a Lender


                                           By:    /s/ John Tibe
                                           Title:    AVP


                               Address: 191 Peachtree Street, NE, 29th floor
                                        Atlanta, Georgia 30303
                                        Attn: John Tibe
                                        Telecopy No. 404-332-5016

1025716

                      AMENDED AND RESTATED PROMISSORY NOTE

$24,000,000       Knoxville, Tennessee      May 16, 1997

         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, and GOODY'S IN, L.P., a Tennessee limited partnership (collectively, the "Maker"), promises to pay to the order of FIRST TENNESSEE BANK NATIONAL ASSOCIATION ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of TWENTY-FOUR MILLION AND 00/100THS DOLLARS ($24,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $120,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

     This Note amends and restates that certain Amended and Restated Promissory Note of Goody's Family Clothing, Inc. and those certain Promissory Notes of Goody's MS, L.P. and Goody's IN, L.P. in favor of Payee each dated October 31, 1996 in their entirety.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.

                                           MAKER:

                                           GOODY'S FAMILY CLOTHING, INC.


                                           By:    /s/ Harry M. Call
                                           Title:    President

                                           GOODY'S MS, L.P.

                     By: TREBOR of TN, Inc., General Partner


                                           By:    /s/ Harry M. Call
                                           Title:    President

                                           GOODY'S IN, L.P.

                     By: TREBOR of TN, Inc., General Partner

                                           By:    /s/ Harry M. Call
                                           Title:    President
1026145.01

                      AMENDED AND RESTATED PROMISSORY NOTE

$18,000,000       Knoxville, Tennessee      May 16, 1997

         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, and GOODY'S IN, L.P., a Tennessee limited partnership (collectively, the "Maker"), promises to pay to the order of FIRST AMERICAN NATIONAL BANK ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of EIGHTEEN MILLION AND 00/100THS DOLLARS ($18,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $120,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

     This Note amends and restates that certain Amended and Restated Promissory Note of Goody's Family Clothing, Inc. and those certain Promissory Notes of Goody's MS, L.P. and Goody's IN, L.P. in favor of Payee each dated October 31, 1996 in their entirety.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.

                                           MAKER:

                                           GOODY'S FAMILY CLOTHING, INC.


                                           By:    /s/ Harry M. Call
                                           Title:    President

                                           GOODY'S MS, L.P.

                     By: TREBOR of TN, Inc., General Partner


                                           By:    /s/ Harry M. Call
                                           Title:    President

                                           GOODY'S IN, L.P.

                     By: TREBOR of TN, Inc., General Partner

                                           By:    /s/ Harry M. Call
                                           Title:    President
1026146.01

                      AMENDED AND RESTATED PROMISSORY NOTE

$21,000,000       Knoxville, Tennessee      May 16, 1997

         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, and GOODY'S IN, L.P., a Tennessee limited partnership (collectively, the "Maker"), promises to pay to the order of AMSOUTH BANK OF ALABAMA ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of TWENTY-ONE MILLION AND 00/100THS DOLLARS ($21,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $120,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

     This Note amends and restates that certain Amended and Restated Promissory Note of Goody's Family Clothing, Inc. and those certain Promissory Notes of Goody's MS, L.P. and Goody's IN, L.P. in favor of Payee each dated October 31, 1996 in their entirety.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.

                                           MAKER:

                                           GOODY'S FAMILY CLOTHING, INC.


                                           By:    /s/ Harry M. Call
                                           Title:    President

                                           GOODY'S MS, L.P.

                     By: TREBOR of TN, Inc., General Partner


                                           By:    /s/ Harry M. Call
                                           Title:    President

                                           GOODY'S IN, L.P.

                     By: TREBOR of TN, Inc., General Partner

                                           By:    /s/ Harry M. Call
                                           Title:    President
1026516.01

                      AMENDED AND RESTATED PROMISSORY NOTE

$21,000,000       Knoxville, Tennessee      May 16, 1997

         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, and GOODY'S IN, L.P., a Tennessee limited partnership (collectively, the "Maker"), promises to pay to the order of SOUTHTRUST BANK OF ALABAMA, N.A. ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of TWENTY-ONE MILLION AND 00/100THS DOLLARS ($21,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $120,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

     This Note amends and restates that certain Amended and Restated Promissory Note of Goody's Family Clothing, Inc. and those certain Promissory Notes of Goody's MS, L.P. and Goody's IN, L.P. in favor of Payee each dated October 31, 1996 in their entirety.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.

                                           MAKER:

                                           GOODY'S FAMILY CLOTHING, INC.


                                           By:    /s/ Harry M. Call
                                           Title:    President

                                           GOODY'S MS, L.P.

                     By: TREBOR of TN, Inc., General Partner


                                           By:    /s/ Harry M. Call
                                           Title:    President

                                           GOODY'S IN, L.P.

                     By: TREBOR of TN, Inc., General Partner

                                           By:    /s/ Harry M. Call
                                           Title:    President
1026143.01

                      AMENDED AND RESTATED PROMISSORY NOTE

$21,000,000       Knoxville, Tennessee      May 16, 1997

         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, and GOODY'S IN, L.P., a Tennessee limited partnership (collectively, the "Maker"), promises to pay to the order of FIRST UNION NATIONAL BANK OF TENNESSEE ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of TWENTY-ONE MILLION AND 00/100THS DOLLARS ($21,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $120,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

     This Note amends and restates that certain Amended and Restated Promissory Note of Goody's Family Clothing, Inc. and those certain Promissory Notes of Goody's MS, L.P. and Goody's IN, L.P. in favor of Payee each dated October 31, 1996 in their entirety.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.

                                           MAKER:

                                           GOODY'S FAMILY CLOTHING, INC.


                                           By:    /s/ Harry M. Call
                                           Title:    President

                                           GOODY'S MS, L.P.

                     By: TREBOR of TN, Inc., General Partner


                                           By:    /s/ Harry M. Call
                                           Title:    President

                                           GOODY'S IN, L.P.

                     By: TREBOR of TN, Inc., General Partner

                                           By:    /s/ Harry M. Call
                                           Title:    President
1026144.01

                      AMENDED AND RESTATED PROMISSORY NOTE

$15,000,000       Knoxville, Tennessee      May 16, 1997

         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, and GOODY'S IN, L.P., a Tennessee limited partnership (collectively, the "Maker"), promises to pay to the order of WACHOVIA BANK OF GEORGIA, N.A. ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of FIFTEEN MILLION AND 00/100THS DOLLARS ($15,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $120,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and
                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

     This Note amends and restates that certain Amended and Restated Promissory Note of Goody's Family Clothing, Inc. and those certain Promissory Notes of Goody's MS, L.P. and Goody's IN, L.P. in favor of Payee each dated October 31, 1996 in their entirety.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.

                                           MAKER:

                                           GOODY'S FAMILY CLOTHING, INC.


                                           By:    /s/ Harry M. Call
                                           Title:    President

                                           GOODY'S MS, L.P.

                     By: TREBOR of TN, Inc., General Partner


                                           By:    /s/ Harry M. Call
                                           Title:    President

                                           GOODY'S IN, L.P.

                     By: TREBOR of TN, Inc., General Partner

                                           By:    /s/ Harry M. Call
                                           Title:    President
1026147.01